                                                                   EXHIBIT 10.32

                            REGISTRATION AGREEMENT
                            ----------------------

          THIS REGISTRATION AGREEMENT (this "Agreement") is made and entered
                                             ---------
into as of September 1, 2000, by and among Argosy Education Group, Inc. (the

"Company") and Leeds Equity Associates, L.P. ("Leeds").   Certain capitalized
--------                                       -----
terms used herein are used as defined in paragraph 7 hereof.

          The parties to this Agreement are parties to a Consulting Agreement of even date herewith (the "Consulting Agreement"). In order to induce Leeds to
                         --------------------
enter into the Consulting Agreement, the Company agreed to (i) issue a stock purchase warrant (the "Warrant") to Leeds or its assigns to purchase 200,000
                       -------
shares of the Company's Class A Common Stock, par value $0.01 per share (the

"Class A Common"), and (ii) provide the registration rights set forth in this
---------------
Agreement.

          The parties hereto agree as follows:

     1.        Required Registration.
               ---------------------

          (a)  Filing of Registration Statement.  Subject to the provisions set
               --------------------------------
     forth in paragraph 3 below, within 45 days of the date on which Leeds or its assignees instructs the Company in writing to effect the Required Registration (as defined below) (the "Notification Date"), the Company
                                           -----------------
     shall file with the Securities and Exchange Commission a registration statement under the Securities Act on Form S-3 pursuant to Rule 415 under the Securities Act or a registration statement under the Securities Act on Form S-8 (which registration statement on Form S-8 shall include a reoffer prospectus prepared in accordance with the requirements of Part I of Form S-3 under the Securities Act) (the "Required Registration"). The Company
                                         ---------------------
     shall use its best efforts to cause the Required Registration to be declared effective under the Securities Act as soon as practical after filing, and once effective, the Company shall cause such Required Registration to remain continuously effective for a period ending on the earlier of (i) the date on which all Registrable Securities have been sold pursuant to the Required Registration, and (ii) the date as of which there are no longer any Registrable Securities in existence (the "Effective
                                                                 ---------
     Period").
     ------

          (b)  Limitations on Additional Securities.  In no event shall the
               ------------------------------------
     Company include any securities under the Required Registration which are not Registrable Securities without the prior written consent of the holders of a majority of Registrable Securities, and any such securities permitted to be sold under the Required Registration shall only be sold in connection with a Sale. If in connection with any Sale the Managing Underwriter (as defined below) advises the Company that, in its opinion, the number of Registrable Securities and other securities (if any) requested to be included in such Sale exceeds the number of Registrable Securities and other securities which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such Sale (i) first, the Registrable Securities requested to be included in such Sale, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder, and (ii) second, other securities requested to be included in such Sale to the extent permitted hereunder.

          (c)  Selection of Underwriter.  The holders of a majority of
               ------------------------
     Registrable Securities shall have the right to retain and select an investment banker and manager (the "Managing Underwriter") to administer
                                         --------------------
     the Required Registration and Sales thereunder.

          (d)  Required Registration Expenses.  As further provided in paragraph
               ------------------------------
     4 below, all Registration Expenses incurred in connection with the Required Registration and any Sales thereunder (whether incurred by the Company or the holders of Registrable Securities) shall be borne by the Company.

          (e)  Eligibility.  The Company represents, warrants and covenants that
               -----------
     it currently is, and will be at all times between the date hereof and the date the Required Registration is declared effective, eligible to use Form S-3 under the Securities Act to the extent required for the sale of the Registrable Securities by the holders thereof pursuant to the Required Registration.

          (f)  Opinion of Counsel.  Upon the request of the holders of a
               ------------------
     majority of the Registrable Securities, the Company shall furnish such holders with an opinion of counsel reasonably satisfactory to such holders stating that the registration statement filed in connection with the Required Registration is effective.

     2.   Piggyback Registrations.
          -----------------------

          (a)  Right to Piggyback.  Whenever the Company proposes to register
               ------------------
     any of its securities (including any proposed registration of the Company's securities by any third party) under the Securities Act (other than (i) pursuant to paragraph 1 hereof, or (ii) pursuant to a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a

     "Piggyback Registration"), whether or not for sale for its own account, the
     -----------------------
     Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to the terms of paragraphs 2(c) and 2(d) hereof, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 days after the receipt of the Company's notice.

          (b)  Piggyback Expenses.  The Registration Expenses of the holders of
               ------------------
     Registrable Securities shall be paid by the Company in all Piggyback Registrations.

          (c)  Priority on Primary Registrations.  If a Piggyback Registration
               ---------------------------------
     is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, and
     (ii) second, the Registrable Securities requested to be included in such registration and the other securities requested to be included in such registration, pro rata among the holders of such Registrable Securities and other securities on the basis of the number of shares owned by each such holder.

          (d)  Priority on Secondary Registrations.  If a Piggyback Registration
               -----------------------------------
     is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, and (ii) second, the Registrable Securities requested to be included in such registration and the other securities requested to be included in such registration, pro rata among the holders of such Registrable Securities and other securities on the basis of the number of shares owned by each such holder.

          (e)  Other Registrations.  If the Company has previously filed a
               -------------------
     registration statement pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or Form S-8 or any successor forms), whether on its own behalf or at the request of any holder or holders of such securities, without the prior written consent of the holders of a majority of the Registrable Securities, until a period of at least180 days has elapsed from the effective date of such previous registration.

     3.   Registration Procedures. In connection with the Required Registration
          -----------------------
and whenever the holders of Registrable Securities have otherwise requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as promptly as practicable, and in connection with the Required Registration and any other such request, the Company will as expeditiously as possible (provided that nothing contained herein prohibits the Company from abandoning a registration in which holders of Registrable Securities have requested to participate pursuant to paragraph 2 hereof):

          (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

          (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange

     Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement continuously effective for the period specified herein in the case of the Required Registration, or, in any other case, for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be included for quotation on the Nasdaq Stock Market;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

          (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order.

     4.   Registration Expenses.
          ---------------------

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that (i) the Company shall, in any event, pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the Nasdaq Stock Market, and
     (ii) the holders of Registrable Securities shall, in any event, pay their internal expenses.

          (b) In connection with the Required Registration and each Sale thereunder and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration (in an amount not to exceed $10,000) for the reasonable fees and expenses of one counsel chosen by the holders of a majority of the Registrable Securities covered by such registration or transaction.

     5.   Indemnification.
          ---------------

          (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party), and
     (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

     6.   Participation in Underwritten Registrations.  No Person may
          -------------------------------------------
participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, and (ii) completes and executes all questionnaires, powers of attorney, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in paragraph 5 hereof.

     7.   Definitions.
          -----------

          "Person" means an individual, a partnership, a joint venture, a
           ------
corporation, a limited liability company, a trust, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Registrable Securities" means (i) any Class A Common issued or
           ----------------------
issuable upon exercise of the Warrant, and (ii) any Class A Common issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any subsidiary thereof. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar federal law then in force.

          "Securities and Exchange Commission" includes any governmental body or
           ----------------------------------
agency succeeding to the functions thereof.

          "Securities Exchange Act" means the Securities Exchange Act of 1934,
           -----------------------
as amended, or any similar federal law then in force.

     8.   Miscellaneous.
          -------------

          (a)  No Inconsistent Agreements. The Company shall not hereafter enter
               --------------------------
     into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          (b)  Adjustments Affecting Registrable Securities.  The Company shall
               --------------------------------------------
     not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          (c)  Remedies.  Any Person having rights under any provision of this
               --------
     Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

          (d)  Amendments and Waivers. Except as otherwise provided herein, the
               ----------------------
     provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the holders of at least a majority of the Registrable Securities.

          (e)  Successors and Assigns.  All covenants and agreements in this
               ----------------------
     Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

          (f)  Severability.  Whenever possible, each provision of this
               ------------
     Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (g)  Counterparts.  This Agreement may be executed simultaneously in
               ------------
     two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          (h)  Descriptive Headings.  The descriptive headings of this Agreement
               --------------------
     are inserted for convenience only and do not constitute a part of this Agreement.

          (i)  Governing Law.  All issues and questions concerning the
               -------------
     construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

          (j)  Notices.  All notices, demands or other communications to be
               -------
     given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the addresses indicated below:

               If to the Company:
               -----------------

               Argosy Education Group, Inc.
               Two First National Plaza
               20 South Clark Street, 3/rd/ Floor

               Chicago, IL 60603
               Attention:  Chief Executive Officer

          with a copy to (which shall not constitute notice hereunder):

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, IL  60601
               Attention: Keith S. Crow

          If to Leeds:
          -----------

          Leeds Equity Associates, L.P.
          660 Madison Avenue, 15th Floor
          New York, New York 10021
          Attention:  Jeffrey T. Leeds
                      Joshua A. Sorensen
          with a copy to (which shall not constitute notice hereunder):

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, IL  60601
               Attention:   Stephen L. Ritchie

     or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          (k)  No Strict Construction.  Notwithstanding that this Agreement has
               ----------------------
     been drafted or prepared by one of the parties hereto, each of the parties hereto confirm that each party and their respective counsel have reviewed, negotiated and adopted this Agreement as the joint agreement of the parties. The language used in this Agreement shall be deemed to be the language chosen by the parties, and no rule of strict construction shall be
     applied against any party.   The use of the word "including" in this
     Agreement shall be by way of example rather than limitation.

                        *     *     *     *     *     *

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                    ARGOSY EDUCATION GROUP, INC.


                                    By:  /s/ Michael C. Marrkovitz
                                         -------------------------
                                         Michael C. Marrkovitz
                                    Its: Chairman Of The Board
                                         -------------------------


                                    LEEDS EQUITY ASSOCIATES, L.P.

                                    By:   Leeds Equity Management, L.L.C.
                                    Its:  General Partner


                                    By:  /s/ Jeffrey T. Leeds
                                         -------------------------
                                         Name: Jeffrey T. Leeds
                                         Title: Member

                   SIGNATURE PAGE OF REGISTRATION AGREEMENT